SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2003

CYSIVE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-27607	54-1698017
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

10780 Parkridge Blvd., Suite 400
Reston, VA 20191
(Address of Principal Executive Offices) (Zip Code)

(703) 259-2300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: Not Applicable
(b)	Pro Forma Financial Information: Not Applicable
(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 18, 2003, announcing the decision of the Delaware Court of Chancery in the Company’s shareholder litigation.

Item 9. Required FD Disclosure*

     On August 18, 2003, the Company issues a press release announcing the decision of the Delaware Court of Chancery in the Company’s shareholder litigation. A copy of this press release is attached as an exhibit to this Form 8-K.

     *  The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of Cysive under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cysive, Inc.

By:	/s/ John R. Lund John R. Lund Vice President, Chief Financial Officer, Treasurer, Secretary and Director

Date: August 19, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 18, 2003, announcing the decision of the Delaware Court of Chancery in the Company’s shareholder litigation.